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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTIONS 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)  December 12, 1997
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                          HERBALIFE INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


  State of Nevada                 0-15712                      22-2695420
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   (State of or                 (Commission                  (I.R.S. Employer
Other Jurisdiction              File Number)                Identification No.)
of Incorporation)


        1880 Century Park East
        Los Angeles, California                                  90067
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (310) 410-9600
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        (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

        The Amended and Restated Articles of Incorporation of the Registrant, a copy of which is attached hereto as Exhibit 1, were approved at the Registrant's December 11, 1997 Special Meeting of Stockholders and were filed with the Nevada Secretary of State on, and became effective on, December 12, 1997. The Amended and Restated Articles are incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                                    EXHIBITS

Designation      Description                           Method of Filing

Exhibit 1        Registrant's Amended and Restated     Filed with this Report
                 Articles of Incorporation

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                                    SIGNATURE

        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized:

                            HERBALIFE INTERNATIONAL, INC.


December 12, 1997           By:    /s/ Christopher Pair
                            ------------------------------------
                            Christopher Pair, Executive Vice President, Chief
                            Operating Officer and Secretary

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